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                                                                    Exhibit 32.2

                             CERTIFICATION PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Jose A. Segrera, hereby certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The accompanying quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in such report fairly presents, in all material respects, the financial condition and result of operations of Terremark Worldwide, Inc.

Dated:  August 13, 2003



                                       /s/ Jose A. Segrera
                                       -----------------------------------------
                                       Jose A. Segrera
                                       Chief Financial Officer